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                                                                   Exhibit 10.34





                       BOBBY ALLISON WIRELESS CORPORATION
                           INCENTIVE COMPENSATION PLAN
                             FOR ROBERT L. McGINNIS












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                       BOBBY ALLISON WIRELESS CORPORATION
                           INCENTIVE COMPENSATION PLAN
                             FOR ROBERT L. McGINNIS

                                TABLE OF CONTENTS

ARTICLE I
         DEFINITIONS
         1.1      "Board"...........................................  1
         1.2      "Change in Control"...............................  1
         1.3      "Code"............................................  2
         1.4      "Company".........................................  2
         1.5      "Director"........................................  2
         1.6      "Employee"........................................  2
         1.7      "Employer"........................................  2
         1.8      "Employment Agreement"............................  2
         1.9      "Exchange Act"....................................  2
         1.10     "Plan"............................................  2
         1.11     "Subsidiary"......................................  2

ARTICLE II
         NATURE OF PLAN
         2.1      Purpose...........................................  3
         2.2      Effective Date....................................  3

ARTICLE III
         ADMINISTRATION
         3.1      Duties and Powers of the Board....................  3
         3.2      Interpretation; Rules.............................  3
         3.3      No Liability......................................  3
         3.4      Majority Rule.....................................  4
         3.5      Company Assistance................................  4

ARTICLE IV
         INCENTIVE COMPENSATION UNDER PLAN
         4.1      Eligibility.......................................  4
         4.2      Determination of Incentive Compensation...........  4
         4.3      Amount of Incentive Compensation..................  4
         4.4      Payment of Incentive Compensation.................  4
         4.5      Proration of Incentive Compensation...............  5

ARTICLE V
         SURVIVAL OF PLAN
         5.1      Corporate Changes.................................  5
         5.2      Cessation of Business.............................  5



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ARTICLE VI
         EMPLOYMENT AND TAXATION MATTERS
         6.1      Employment Rights.................................  5
         6.2      Taxation Matters..................................  6

ARTICLE VII
         TERMINATION AND AMENDMENT OF PLAN
         7.1      Termination of Plan...............................  6
         7.2      Amendment of Plan.................................  6

ARTICLE VIII
         RELATIONSHIP TO OTHER COMPENSATION PLANS...................  6

ARTICLE IX
         MISCELLANEOUS
         9.1      Forfeiture for Competition........................  6
         9.2      Plan Binding On Successors........................  7
         9.3      Singular, Plural; Gender..........................  7
         9.4      Headings..........................................  7




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                       BOBBY ALLISON WIRELESS CORPORATION
                           INCENTIVE COMPENSATION PLAN
                             FOR ROBERT L. McGINNIS

                                    ARTICLE I
                                   DEFINITIONS


         As used herein, the following terms have the following meanings unless the context clearly indicates to the contrary:

         1.1 "Board" means the Board of Directors of the Company.

         1.2 "Change in Control" means the occurrence of either of the following events:

         (a) a change in the composition of the Board as a result of which fewer than one-half (1/2) of the incumbent Directors are Directors who either:

                  (i) Had been directors of the Company twelve (12) months prior to such change; or

                  (ii) Were elected, or nominated for election, to the Board with the affirmative votes of at least the majority of the directors who have been directors of the Company twelve (12) months prior to such change and who were still in office at the time of the nomination; or

         (b) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than any person who is a shareholder of the Company on or before the effective date of this Plan, who by the acquisition or the aggregation of securities of the Company is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of Directors (the "Base Voting Securities"); except that any change in the relative beneficial ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of the Base Voting Securities, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company.





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         1.3 "Code" means the Internal Revenue Code of 1986, as amended, including effective date and transition rules (whether or not codified). Any reference herein to a specific section of the Code shall be deemed to include a reference to any corresponding provision of future law.

         1.4 "Company" means Bobby Allison Wireless Corporation f/k/a 2Conect Express, Inc., a Florida corporation.

         1.5 "Director" means a member of the Board and any person who is an advisory, honorary or emeritus director of the Company if such person is considered a director for the purposes of Section 16 of the Exchange Act, as determined by reference to said Section 16 and to the rules, regulations, judicial decisions, and interpretative or "no-action" positions with respect thereto of the Securities and Exchange Commission, as the same may be in effect or set forth from time to time.

         1.6 "Employee" means Robert L. McGinnis.

         1.7 "Employer" means the Company and each Subsidiary of the Company.

         1.8 "Employment Agreement" means that certain Employment Agreement between Robert L. McGinnis and 2Connect Express, Inc. effective as of December 31, 1998.

         1.9 "Exchange Act" means the Securities Exchange Act of 1934. Any reference herein to a specific section of the Exchange Act shall be deemed to include a reference to any corresponding provisions of future law.

         1.10 "Plan" means the Bobby Allison Wireless Corporation Incentive Compensation Plan For Robert L. McGinnis.

         1.11 "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) of more of the total combined voting power of all classes of stock in one of the other corporations in such chain.




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                                   ARTICLE II
                                 NATURE OF PLAN

         2.1 PURPOSE. This Plan is being implemented pursuant to the Employment Agreement. The purpose of this Plan is to advance the interests of the Company, each Subsidiary, and the Company's shareholders by affording Employee, a key employee of the Company, an opportunity to earn incentive compensation based on the profitability of the Company and each Subsidiary. The objective of the adoption of this Plan is to promote the growth and profitability of the Company and each Subsidiary by providing Employee with an additional incentive to achieve such objectives by permitting Employee to participate in the success and growth of the Company and each Subsidiary and by encouraging Employee to continue his association with or service to the Company or any Subsidiary.

         2.2 EFFECTIVE DATE. This Plan shall become effective on the date adopted by the Board. However, as required by the Employment Agreement, this Plan shall be applicable for the calendar year ending December 31, 1999, and each calendar year thereafter during which the Employment Agreement is in force.

                                   ARTICLE III
                                 ADMINISTRATION

         3.1 DUTIES AND POWERS OF THE BOARD. This Plan shall be administered by the Board. The Board shall have the power to act by unanimous written consent in lieu of a meeting and to meet telephonically. In administering this Plan, the Board's actions and determinations shall be binding on all interested parties.

         3.2 INTERPRETATION; RULES. Subject to the express provisions of this Plan, the Board shall have the authority to interpret this Plan, to prescribe, amend, and rescind rules and regulations relating to it, to determine the details and provisions of the incentive compensation payable under this Plan, and to make all other determinations necessary or advisable for the administration of this Plan, including without limitation, amending or altering this Plan as may be required to comply with or to conform to any federal, state, or local laws or regulations.

         3.3 NO LIABILITY. No member of the Board shall be liable to any person for any act or determination made in good faith with respect to this Plan.




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         3.4 MAJORITY RULE. Action may only be taken by the affirmative vote of a majority of the Board.

         3.5 COMPANY ASSISTANCE. The Company shall supply full and timely information to the Board on all matters relating to Employee, his employment, death, retirement, disability, or other termination of employment, and such other pertinent facts as the Board may require. The Company shall furnish the Board with such clerical and other assistance as is necessary in the performance of its duties under this Plan.

                                   ARTICLE IV
                        INCENTIVE COMPENSATION UNDER PLAN

         4.1 ELIGIBILITY. Employee shall be eligible to earn and receive incentive compensation under this Plan until the Employment Agreement is no longer in force.

         4.2 DETERMINATION OF INCENTIVE COMPENSATION. Beginning with the calendar year ending December 31, 1999, and continuing with respect to each calendar year thereafter, the incentive compensation payable to Employee shall be determined on an annual basis by the Board with respect to each partial calendar year and each full calendar year during which the Employment Agreement is in force. The Board shall determine the incentive compensation to which Employee is entitled within eighty-five (85) days after the last day of each applicable calendar year.

         4.3 AMOUNT OF INCENTIVE COMPENSATION. With respect to each applicable calendar year, Employee's incentive compensation for such calendar year shall be an amount equal to four percent (4%) of the Company's "Consolidated Pre-Tax Income". For the purpose of this Plan, the Consolidated Pre-Tax Income shall be the income before income taxes as reported on the Company's Form 10-KSB, Form 10-K, or similar document filed with the United States Securities & Exchange Commission with respect to each applicable calendar year, or if no Form 10-KSB, Form 10-K, or similar document is filed by the Company the income before income taxes as reported on the Company's audited financial statement as determined in accordance with generally accepted accounting principles applied consistently with respect to each applicable calendar year, for the Company and each Subsidiary.

         4.4 PAYMENT OF INCENTIVE COMPENSATION. The incentive compensation to which Employee is entitled under this Plan shall be paid to Employee, in cash or immediately available funds,





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within ninety (90) days after the last day of each applicable calendar year.

         4.5 PRORATION OF INCENTIVE COMPENSATION. If during any applicable calendar year the Employment Agreement is terminated or expires, and if Employee's cessation of employment occurs before the conclusion of such calendar year, Employee shall be eligible to receive prorated incentive compensation with respect to such calendar year. The proration shall be achieved by multiplying the Consolidated Pre-Tax Income (as described in Section 4.3 above) for the full calendar year during which such cessation of employment occurred by a fraction, the numerator of which shall be the number of days of such calendar year during which Employee was employed under the Employment Agreement, and the denominator of which shall be the total number days in such calendar year. Such prorated incentive compensation shall be payable to Employee in lieu of any other incentive compensation under this Plan with respect to such calendar year, and shall be paid to Employee, in cash or immediately available funds, within ninety
(90) days after the last day of such calendar year.

                                    ARTICLE V
                                SURVIVAL OF PLAN

         5.1 CORPORATE CHANGES. If the Company or any Subsidiary is a party, whether directly or indirectly, with respect to any Change of Control, merger, consolidation, reorganization, recapitalization, reclassification of capital stock, combination or exchange of capital stock, stock split, stock dividend, sale of capital stock, sale of assets, or any similar event, any such event shall not terminate or otherwise adversely affect Employee's rights under this Plan.

         5.2 CESSATION OF BUSINESS. If the Company or any Subsidiary is liquidated or dissolved, or otherwise ceases to conduct business or otherwise ceases to exist, any such event shall not terminate or otherwise affect Employee's rights under this Plan to the extent of incentive compensation earned prior to such event.

                                   ARTICLE VI
                         EMPLOYMENT AND TAXATION MATTERS

         6.1 EMPLOYMENT RIGHTS. Nothing contained in this Plan shall confer upon Employee any right to continue in the employ or other service of the Company or any Subsidiary. Such




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employment rights shall be governed exclusively by the Employment Agreement.

         6.2 TAXATION MATTERS. In the event the Internal Revenue Service determines that any incentive compensation payable to Employee is not deductible with respect to an applicable calendar year, such determination shall not entitle the Company or any Subsidiary to receive from Employee repayment of the incentive compensation paid to Employee, and such determination shall not extinguish Employee's right to receive any unpaid incentive compensation otherwise payable to Employee.

                                   ARTICLE VII
                        TERMINATION AND AMENDMENT OF PLAN

         7.1 TERMINATION OF PLAN. As long as the Employment Agreement is in force, this Plan shall not be terminated with respect to Employee, without the prior written consent of Employee.

         7.2 AMENDMENT OF PLAN. This Plan may be amended, in writing, upon the mutual agreement of the Board and Employee.

                                  ARTICLE VIII
                    RELATIONSHIP TO OTHER COMPENSATION PLANS

         The adoption of this Plan shall not affect any other compensation plans in effect for the Company or any Subsidiary. The adoption of this Plan shall not preclude the Company or any Subsidiary from establishing any other form of incentive or other compensation plan for the employees and officers of the Company or for the employees and officers of any Subsidiary.

                                   ARTICLE IX
                                  MISCELLANEOUS

         9.1 FORFEITURE FOR COMPETITION. If Employee provides services to a competitor of the Company or any Subsidiary, whether as an employee, officer, director, independent contractor, consultant, agent, or otherwise, such services being of a nature that can reasonably be expected to involve the knowledge, skills, and experience used or developed by Employee while employed by the Company or any Subsidiary, then Employee's rights under this Plan shall be forfeited and terminated, subject to a contrary determination by the Board.




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         9.2 PLAN BINDING ON SUCCESSORS. This Plan shall be binding upon the successors and assigns of the Company.

         9.3 SINGULAR, PLURAL; GENDER. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender and the neuter pronoun shall include the masculine and feminine genders.

         9.4 HEADINGS. Headings of Articles and Sections hereof are inserted for convenience and reference. Such headings do not constitute part of this Plan.
















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